                                                                EXHIBIT 16(C)(5)
================================================================================

                              Discussion Materials
                                  Prepared For



               Independent Committee of the Board of Directors of

                          BFX Hospitality Group, Inc.
                          ===========================



                            George K. Baum & Company

                                 www.gkbaum.com

                                August 11, 2000

================================================================================

BFX Hospitality Group, Inc.
===========================

Table of Contents
--------------------------------------------------------------------------------


                                                                             Tab
                                                                             ---

Overview of Proposed Transaction..........................................    1

Financial Summary.........................................................    2

Valuation Analysis........................................................    3
     Stock Price Performance........................................A
     Transaction Premium Analysis...................................B
     Analysis of Selected Comparable Companies......................C
     Discounted Cash Flow Analysis..................................D
     Present Value of Orderly Liquidation Analysis..................E
     Analysis of Selected Comparable Transactions...................F

--------------------------------------------------------------------------------
August 11, 2000                                         George K. Baum & Company

BFX Hospitality Group, Inc.
===========================

Overview of Proposed Transaction - Timeline
--------------------------------------------------------------------------------
 . BFX Going Private Transaction

  .  June 28, 2000                     During a quarterly Board of Directors
                                       Meeting Robert H. McLean, Chief
                                       Executive Officer of BFX, informs Board
                                       that he is considering making a proposal that would acquire outstanding BFX
                                       Common Stock through merger or other
                                       leveraged buyout transaction and that it might be in best interest of global stockholders for McLean and possibly other members of management to purchase the outstanding stock at negotiated price in $2.00 to $2.25 per share range.

  .  June 28, 2000                     Board appoints Messrs. Edgar, D'Agostino
                                       and Sarno to serve on Independent
                                       Committee to review BFX's staying public and to evaluate any Going Private proposal.

  .  July 27, 2000                     Robert H. McLean, Chief Executive
                                       Officer of BFX, publicly announces that
                                       BFX has entered into negotiations for
                                       possible acquisition of Company's
                                       outstanding common stock by a group
                                       composed of himself and other management team members for $2.25 per share.

  .  August 10, 2000                   Independent Committee holds a special
                                       meeting to consider fairness of proposed transaction.

  .  August 11, 2000                   Board of Directors holds a meeting to
                                       discuss Independent Committee's findings and consider proposal.

--------------------------------------------------------------------------------
                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
===========================

Overview of Proposed Transaction - Merger Analysis
--------------------------------------------------------------------------------

                   Analysis of BFX Going Private Transaction
                       (in thousands, except per share)

              Transaction Metrics                                         LTM Results (6/30/00)(a)
-----------------------------------------------                 ---------------------------------------------
Shares Outstanding                      3,969                   Sales (6/30/00)                   $17,396
Proposed Offer Price per Share          $2.25                   EBITDA                               (299)
----------------------------------   ----------                 EBIT                               (1,630)
Total Equity Value                     $8,930                   Net Income                        ($1,056)
                                     ==========                                                 =============

Net Cash (as of 6/30/00)(a):           $3,676
-----------------------------------------------
Total Enterprise Value                 $5,254
                                     ==========

                       Multiple Analysis on LTM Results
                               Reported Results

        Sales                                                   0.3x
        EBITDA                                                   NM
        EBIT                                                     NM
        Net Income                                               NM

        (a) Nine months ended 6/30/99, provided by BFX management

--------------------------------------------------------------------------------
                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
===========================

Financial Summary
--------------------------------------------------------------------------------


 .       BFX experienced growth in sales from fiscal 1996 through fiscal 1999 as it opened two additional CABO restaurants during this period and purchased the Stockyards Hotel in Fort Worth, Texas. However, sales growth for the six months ended 3/31/00 was up only one percent over last year's same period after an impressive FY 1999 gain of 50% over FY 1998.

 .       BFX's profitability has not followed the trend in sales growth as they have experienced a loss from continuing operations net of tax for each of the fiscal years from 1996-1999. This translates into a loss per share from continuing operations ranging from a 1997 high of ($1.13) per share to a 1996 low of ($0.14) per share. BFX turned a profit at the net income line in 1996 and 1997 of $1.394 million, $0.22 per share and $6.658 million, $0.96 per share, respectively, but only after adjusting for income from discontinued operations and a gain on disposal of assets. Net income losses for fiscal years 1998 and 1999 were $2.509 million, ($0.47) per share and $1.785 million, $(0.44) per share, respectively.

 .       BFX's income statement, balance sheet and statement of cash flows from fiscal 1996 through fiscal 1999 as well as such statements for the nine months ended June 30, 1999 and same period 2000 are presented on the following pages.

--------------------------------------------------------------------------------
                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Financial Summary - Income Statement
-----------------------------------------------------------------------------------------------------------------------------------
                                                                BFX
                                                   Historical Income Statements
                                               (in thousands, except per share data)

                                                              Fiscal Year Ended September,          Nine Months Ended        LTM
                                                         ---------------------------------------   ---------------------   ---------
                                                           1996      1997       1998      1999     6/30/1999   6/30/2000   6/30/2000
                                                         -------   --------   -------   --------   ---------   ---------   ---------
Net revenues                                             $ 9,298   $ 10,518   $11,513   $ 17,212   $  12,857   $  13,041   $ 17,396
Costs and expenses:
  Cost of goods sold                                       2,139      2,277     2,698      4,185       3,131       3,063      4,117
                                                                                                                                  0
  Cost of Sales                                                                                                                   0
    Selling, general and administrative                    7,595     14,483    11,974     12,311       8,830       8,243     11,724
    Write-down of long-lived assets                                                        1,854           0           0      1,854
    Expenses associated with revised EPA remedy                       4,417                                0           0          0
    Depreciation and amortization                            969      1,030     1,150      1,590       1,181         922      1,331
      Total costs and expenses                            10,703     22,207    15,822     19,940      13,142      12,228     19,026
Net loss from continuing operations before
other income (expense) and income taxes                  $(1,405)  $(11,689)  $(4,309)   $(2,728)  $    (285)  $     813   $ (1,630)
                                                         -------   --------   -------    -------   ---------   ---------   --------

Other income (expense):
  Interest income                                            485        485       632        138         101          83        120
  Interest expense                                          (235)      (193)     (120)       (92)        (70)        (21)       (43)
                                                         -------   --------   -------    -------   ---------   ---------   --------
                                                             (54)       292       512         46          31          62         77
  Gain (Loss) from continuing operations before
  income taxes                                            (1,459)   (11,397)   (3,797)    (2,682)       (254)        875     (1,553)
  Income tax expense (benefit)                              (538)    (3,543)   (1,288)      (897)        (26)        374       (497)
                                                         -------   --------   -------    -------   ---------   ---------   --------
Gain (Loss) from continuing operations                      (921)    (7,854)   (2,509)    (1,785)       (228)        501     (1,056)

Discontinued operations:
  Income from operations, net of income tax expense        2,315      1,509
  Gain on disposal, net of income tax expense                        13,003
                                                         -------   --------   -------    -------   ---------   ---------   --------
    Income from discontinued operations                    2,315     14,512         0          0           0           0          0
                                                         -------   --------   -------    -------   ---------   ---------   --------
      Net income (loss)                                   $1,394   $  6,658   $(2,509)   $(1,785)  $    (228)  $     501   $ (1,056)
                                                         =======   ========   =======    =======   =========   =========   ========
Basic and diluted earnings per share:
  Continuing operations                                  $ (0.14)  $  (1.13)  $ (0.47)   $ (0.44)
  Discontinued operation                                 $  0.36   $   2.09
                                                         -------   --------   -------    -------   ---------   ---------   --------
  Net income (loss)                                      $  0.22   $   0.96   $ (0.47)   $ (0.44)  $   (0.06)  $    0.13   $  (0.26)
                                                         =======   ========   =======    =======   =========   =========   ========
Weighted average basic and diluted common shares
outstanding                                                6,441      6,957     5,349      4,018       4,030       3,972      3,960

------------------------------------------------------------------------------------------------------------------------------------
Revenue Growth                                             33.86%     13.12%     9.46%     49.50%      58.14%       1.43%      7.12%
EPS Growth (Continuing Operations)                           NM         NM         58%       NM          NM          NM         NM

Gross Margin                                                  77%        78%       77%        76%         76%         77%        76%
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                                                                                                          George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Financial Summary - Balance Sheet
------------------------------------------------------------------------------------------------------------------------------------
                                                                BFX
                                                     Historical Balance Sheets
                                               (in thousands, except per share data)
                                                                                                              As of
                                                          9/30/1996    9/30/1997    09/30/98    09/30/99    6/30/2000
                                                         ----------   ----------   ---------   ---------   ----------
                 Current assets:
                  Cash and cash equivalents              $    1,659   $   16,356   $   5,342   $   3,036   $    3,676
                  Accounts receivable                         3,370           66         128         286          292
                  Note Receivable                                                                                  43
                  Inventories                                 1,396           79         148         208          213
                  Income tax receivable                                                1,102         698            0
                  Prepaid and other current assets              492           62         120          98          256
                                                         ----------   ----------   ---------   ---------   ----------
                   Total current assets                       6,917       16,563       6,840       4,326        4,480

                  Property, plant and equipment, net          9,631        6,417      11,084      10,407        9,938

                  Goodwill, net of amortization               4,120        3,758       3,397       2,355        2,138
                  Deferred income taxes                                      833       1,419       1,824        1,726
                  Long-term notes receivable                    540
                   Other assets, net                            505          513          70          81          134
                                                         ----------   ----------   ---------   ---------   ----------
                 Total Assets                            $   23,164   $   28,084   $  22,810   $  18,993   $   18,416
                                                         ==========   ==========   =========   =========   ==========

                 Current liabilities:
                  Current portion of long-term debt      $      187   $      138   $     138   $     138
                  Accounts payable                            1,152          300         578         418          589
                  Accrued liabilities                         1,524        5,014       1,843       1,012          811
                  Accrued EPA costs                                                      250       1,200        1,600
                  Income taxes                                  311          314         847         334          639
                                                         ----------   ----------   ---------   ---------   ----------
                   Total current liabilities                  3,174        5,766       3,656       3,102        3,639

                   Long-term debt                             2,493        6,978       1,075         937
                   Accrued EPA costs                                                   2,700       1,570          923
                   Deferred income taxes                          4

                 Stockholders' equity:
                   Preferred stock
                   Common stock                                 337          389         389         389          389
                   Additional paid-in capital                14,354       16,578      16,583      16,583       16,583
                   Retained earnings                          3,158        9,816       7,307       5,522        6,023
                   Treasury stock                              (356)      (4,487)     (8,777)     (9,110)      (9,141)
                   Employee notes for stock purchases                     (1,190)       (123)
                  Commitments and contingencies
                                                         ----------   ----------   ---------   ---------   ----------
                 Total Liabilities and Equity            $   23,164   $   28,084   $  22,810   $  18,993   $   18,416
                                                         ==========   ==========   =========   =========   ==========
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                                                                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Financial Summary - Cash Flow
-----------------------------------------------------------------------------------------------------------------------------------
                                                                BFX
                                                  Historical Cash Flow Statements
                                               (in thousands, except per share data)

                                                                                                               Nine Months Ended
                                                                                                            -----------------------
                                                                  1996       1997       1998       1999      6/30/1999    6/30/2000
                                                                --------   --------   --------   --------   ----------   ----------
    Cash flows from operating activities:
Net income (loss)                                               $  1,394   $  6,658   $ (2,509)  $ (1,785)
Adjustments to reconcile net income (loss) to net
cash used for operating activities:
 Depreciation                                                        704        764        789      1,228
 Amortization                                                        577        475        361        362
 Deferred income taxes                                               594       (837)      (586)      (405)
 Bad debt provision                                                   40        (35)
 Net gain on sale of assets                                                 (20,301)
 Write-down of long-lived assets                                                                    1,854
 Accrued expenses associatied with revised EPA remedy                         4,417
 Issuance of common stock in payment for services                    139        412        114         47
 Expenses associated with acquisition                                           824
 Change in components of current assets and liabilities:
    Accounts receivable                                             (662)     1,392        (62)      (158)
    Inventories                                                      639        143        (69)       (60)
    Prepaid and other                                                           256        385         11
    Accounts payable                                                  34        (36)       278       (160)
    Accrued liabilities                                              119        349       (221)    (1,011)
    Income taxes                                                      75        259       (569)      (109)
                                                                --------   --------   --------   --------   ----------   ----------
Net cash used for operating activities                          $  3,653   $ (5,260)  $ (2,089)  $   (186)  $       (7)  $    2,002
                                                                --------   --------   --------   --------   ----------   ----------

    Cash flows from investing activities:
  Net additions to property, plant and equipment                  (1,613)      (450)    (5,456)    (1,725)
  Proceeds from sale of operating assets                             100     25,194
  Acquisitions                                                    (1,212)
  Additions to other assets                                                     (89)                             1,632         (236)
                                                                --------   --------   --------   --------   ----------   ----------
Net cash provided by (used for) investing activities            $ (2,725)  $ 24,655   $ (5,456)  $ (1,725)  $    1,632   $     (236)

    Cash flows from financing activities:
 Additions to debt                                                 1,200
 Repayments of debt                                                 (120)      (161)      (137)      (138)        (103)      (1,075)
 Purchase of short-term investments                                                                                  0       (2,833)
 Exercise of stock options                                                       15
 Treasury stock purchases                                           (356)    (4,552)    (3,332)      (257)         (51)         (51)
                                                                --------   --------   --------   --------   ----------   ----------
Net cash used for financing activities                          $    724   $ (4,698)  $ (3,469)  $   (395)  $     (345)  $   (3,959)

    Net increase (decrease) in cash                                        $ 14,697   $(11,014)  $ (2,306)  $   (1,984)  $   (2,193)
 Cash at beginning of year                                             7      1,659     16,356      5,342        5,342        3,036
                                                                --------   --------   --------   --------   ----------   ----------
 Cash at end of year                                            $  1,659   $ 16,356   $  5,342   $  3,036   $    3,358   $      843
                                                                ========   ========   ========   ========   ==========   ==========
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                                                                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Valuation Analysis - Stock Price Performance
-------------------------------------------------------------------------------



[TWO YEAR STOCK PRICE PERFORMANCE GRAPH]



                                       [ONE YEAR STOCK PRICE PERFORMANCE GRAPH]



(1) BFX closed at $2.13 on both July 29 and August 11, 1998
(2) BFX closed at $1.38 on both August 6 and August 9, 1999

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                                                       George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Valuation Analysis - Stock Price Performance - Weighted Average Price
-------------------------------------------------------------------------------


[BFX TRADING VOLUME AT VARIOUS PRICES -
  TWO YEARS PRIOR TO OFFER(1) GRAPH]


                                         [BFX TRADING VOLUME AT VARIOUS PRICES -
                                            ONE YEAR PRIOR TO OFFER(1) GRAPH]


(1) Going private transaction announced 7/27/00

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                                                       George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Valuation Analysis - Stock Price Performance - Weighted Average Price
-------------------------------------------------------------------------------


[BFX TRADING VOLUME AT VARIOUS PRICES -
  ONE QUARTER PRIOR TO OFFER(1) GRAPH]


                                        [BFX TRADING VOLUME AT VARIOUS PRICES -
                                           ONE MONTH PRIOR TO OFFER(1) GRAPH]


(1) Going private transaction announced 7/27/00

-------------------------------------------------------------------------------
                                                       George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Valuation Analysis - Stock Price Performance - (BFX vs. Index of Selected Comparable Companies)
-------------------------------------------------------------------------------


               [BFX VS. COMP COMPOSITE (TRAILING 2 YEARS) GRAPH]


-------------------------------------------------------------------------------
                                                       George K. Baum & Company

BFX Hospitality Group, Inc.
==========================


Valuation Analysis - Transaction Premium Analysis
---------------------------------------------------------------------------------------------------------------------------------

                                             Market Premium Statistics(a)
  Premium Offered to Target's Share Price                                             Prior to Transaction Announcement
  for transaction targets valued $50mm or less, occurring within last two years       ---------------------------------
  and involving:                                                                                    1 Day      4 Weeks
  -----------------------------------------------------------------------------                     -----      -------
     Going Private Activity                                                           Mean           28.5%        35.9%
                                                                                      Median         28.0%        33.3%

     Hotel, Restaurant and Hospitality Merger and Acquisition Activity                Mean           47.0%        51.0%
                                                                                      Median         12.0%        20.0%

     All Merger and Acquisition Activity                                              Mean           40.0%        51.0%
                                                                                      Median         32.0%        41.0%

---------------------------------------------------------------------------------------------------------------------------------
                                                      BFX Premium
                                                                                                  Prior to July 26, 2000
                                                                                                  ----------------------
                                                                                                    1 Day      4 Weeks
                                                                                                   -------     -------
  BFX Actual Share Price                                                                           $  1.00     $  0.88

  Transaction Premium (@ $2.25) to BFX Share Price                                                   125.0%      157.1%


                                                                                                  Prior to July 26, 2000
                                                                                       ------------------------------------------
                                                                                       1 Month    1 Quarter    1 Year     2 Years
                                                                                       -------    ---------    ------     -------
  Weighted Average BFX Share Price                                                     $  0.95     $  0.94     $ 0.89     $  1.33

  Merger Premium ($2.25) to Weighted Average BFX Share Price                             136.8%      139.4%     152.8%       69.2%

---------------------------------------------------------------------------------------------------------------------------------
(a) Source:  Thomson Financial Securities Data, 8/0100

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                                                                                                         George K. Baum & Company

BFX Hospitality Group, Inc.
==========================


Valuation Analysis - Analysis of Selected Comparable Companies
---------------------------------------------------------------------------------------------------------------------------------

                                                   BFX Hospitality Group, Inc.
                                            Summary of Selected Comparable Companies
                                                           (millions)

                                                   LTM
                                            ----------------    Restaurants    Hotels    Holding
                                            Revenue   EBITDA       Owned       Owned     Company
                                            -------   ------    -----------    ------    -------
   ---------------------------------------------------------------------------------------------
   BFX Hospitality Group, Inc.               $17.4     ($0.3)         3          1         Yes
   ---------------------------------------------------------------------------------------------
   Meritage Hospitality Group(a)             $31.1      $2.7         25          2          No

   Restaurants (Under $50M sales)
   ------------------------------
   Cucos Inc.                                $16.9      $1.2         21          0          No
   California Beach Restaurants, Inc.        $13.3      $1.1          2          0         Yes
   Silver Diner, Inc.                        $29.3      $0.0         11          0          No
   Austins Steaks & Saloon, Inc              $43.9      $2.9          7          0          No
   Grill Concepts, Inc.                      $39.5      $1.3         14          0          No

   Small Hotel Owners (Under $50M sales)
   -------------------------------------
   International Leisure hosts               $ 4.7      $1.0          0          1          No
   Buckhead America Corp.                    $32.2      $5.1          0         29          No

   -------------------------------------
   (a) Business model most closely comparable to the Company

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                                                                                                         George K. Baum & Company

BFX Hospitality Group, Inc.
==========================


Valuation Analysis - Analysis of Selected Comparable Companies - Hospitality Companies
---------------------------------------------------------------------------------------------------------------------------------

Company Name                Meritage Hospitality Group
Ticker Symbol               MHG
Price Date:                 07/26/00
Price                       $2.06
Business Description        Meritage Hospitality Group Inc. was incorporated in 1986 and is engaged in the hospitality business through its operation of two distinct business segments. The company's Food Service Group operates 25
                            Wendy's Old Fashioned Hamburgers restaurants throughout Western and Southern Michigan. The company's
                            Lodging Group owns and operates two full service hotels in Michigan.


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                                                                                                         George K. Baum & Company

BFX Hospitality Group, Inc.
==========================


Valuation Analysis - Analysis of Selected Comparable Companies - Restaurant Owners
---------------------------------------------------------------------------------------------------------------------------------

Company Name                Cucos Inc
Ticker Symbol               CUCO
Price Date:                 07/26/00
Price                       $0.86
Business Description        Cucos Inc. operates 16 and franchises 5 full-service Mexican restaurants, mainly in the Southeast. As of June 28, 1998, there were 15 company-owned and five franchised restaurants primarily in Louisiana,
                            Mississippi and Alabama. Cucos restaurants serve moderately priced "Sonoran" and "Tex-Mex" Mexican appetizers, entrees and alcoholic beverages, including such traditional Mexican fare as fajitas, burritos, enchiladas and tamales.

Company Name                California Beach Restaurant
Ticker Symbol               CBHR
Price Date:                 07/26/00
Price                       $2.08
Business Description        California Beach Restaurants, Inc. conducts restaurant operations through its wholly owned subsidiary,
                            Sea View Restaurants, Inc. The company operates Gladstone's 4 Fish, one of Southern California's best known fresh seafood restaurants, and RJ's - Beverly Hills, which specializes in classic American food.
                            Sea View operates Gladstone's pursuant to a concession agreement, which commenced on November 1, 1997, with the County of Los Angeles.

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                                                                                                         George K. Baum & Company


BFX Hospitality Group, Inc.
==========================


Valuation Analysis - Analysis of Selected Comparable Companies - Restaurant Owners
---------------------------------------------------------------------------------------------------------------------------------
Company Name                Silver Diner Inc
Ticker Symbol               SLVR
Price Date:                 07/26/00
Price                       $0.94
Business Description        Silver Diner, Inc. operates 11 Silver Diner restaurants, 10 in the Washington/Baltimore metropolitan area and one in Cherry Hill, N.J., featuring a mix of traditional home-style diner fare and contemporary American cuisine in art deco style buildings. Silver Diner targets the growing number of customers tired of traditional fast food whose need for a quick, high-quality, reasonably priced meal is not being adequately served by existing family or casual theme restaurants; the company capitalizes on the timeless diner theme to uniquely address this need.

Company Name                Austins Steaks & Saloon Inc
Ticker Symbol               STAK
Price Date:                 07/26/00
Price                       $0.72
Business Description        Austins Steaks & Saloon, Inc. owns and operates seven moderately priced, casual dining full-service
                            Austins restaurants in three states. The restaurants feature specialty prime rib dishes, a variety of fresh-cut, aged steaks, home-cooked entrees, salads and sandwiches. On February 23, 1999, the company signed a letter-of-intent to enter into a business combination with WesterN SizzliN Corp., a family-style steak, buffet, and bakery restaurant chain.

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                                                                                                         George K. Baum & Company

BFX Hospitality Group, Inc.
==========================


Valuation Analysis - Analysis of Selected Comparable Companies - Restaurant Owners
---------------------------------------------------------------------------------------------------------------------------------
Company Name                Grill Concepts Inc
Ticker Symbol               GRIL
Price Date:                 07/26/00
Price                       $1.41
Business Description        Grill Concepts, Inc. owns and operates nine Daily Grill restaurants, two The Grill on the Alley restaurants and three Pizzeria Uno restaurants. In May 1988, The Grill on the Alley restaurant, within the five-star Fairmont Hotel in San Jose, California, opened representing the company's initial entry into a hotel venue. Pizzeria Uno restaurants offer a diverse menu featuring gourmet, Chicago-style deep-dish pizzas, sandwiches, hamburgers, appetizers, salads, desserts and beverages, including a full liquor selection.

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                                                                                                         George K. Baum & Company

BFX Hospitality Group, Inc.
==========================


Valuation Analysis - Analysis of Selected Comparable Companies - Hotel Owners
---------------------------------------------------------------------------------------------------------------------------------
Company Name                Intl Leisure Hosts
Ticker Symbol               ILHL
Price Date:                 07/26/00
Price                       $5.13
Business Description        International Leisure Hosts, Ltd. owns and operates Flagg Ranch Village, a full-service resort motel and trailer park located in the John D. Rockefeller Jr. Memorial Parkway about four miles north of
                            Grand Teton National Park and two miles south of the southern entrance of Yellowstone National Park.
                            Flagg is operated as a seasonal resort. The two seasons, summer and winter, coincide with the opening and closing dates of the two national parks.

Company Name                Buckhead America Corp
Ticker Symbol               BUCK
Price Date:                 07/26/00
Price                       $5.16
Business Description        Buckhead America Corp. is a diversified, hospitality services company. Its principal holdings include hotels, loans and other investments secured by hotels, franchising rights and other related assets.
                            Its principal product is the Country Hearth Inn mid-priced hotel chain, which was acquired in May
                            1994. At February 28, 1998, 29 Country Hearth Inns (11 of which were company-owned) were open and operating in 11 states. Additionally, the company managed 36 hotels, 13 of which were company-owned.

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                                                                                                         George K. Baum & Company


BFX Hospitality Group, Inc.
==========================


Valuation Analysis - Analysis of Selected Comparable Companies
----------------------------------------------------------------------------------------------------------------------------------

                                          Summary of Selected BFX Comparable Companies
                                           (Values in millions, except per share data)

                                         -----------------------------------------------------------------------------------------
                                                                              Discount/Premium
                                                                 Stock             to LTM           Shares
                                                      LTM        Price        ----------------      Out.(1)     Equity     Firm(2)
                                         Ticker      Ending     07/26/00       High       Low       07/20/00     Value      Value
                                         -----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
BFX Hospitality Group, Inc.                BFX      06/30/00     $1.000        38.5%    100.0%        3.96       $ 4.0      $ 0.3
----------------------------------------------------------------------------------------------------------------------------------
BFX at $2.25 per share offer
----------------------------
BFX Hospitality Group, Inc.                BFX      06/30/00     $2.250       -38.5%    350.0%        3.96       $ 8.9      $ 5.2
----------------------------------------------------------------------------------------------------------------------------------

Restaurants (Under $50M sales)
------------------------------
Cucos Inc.                                CUCO      04/02/00     $0.875        66.7%    573.1%        2.66       $ 2.3      $ 6.0

California Beach Restaurants, Inc.        CBHR      01/31/00     $2.075        65.4%   6593.5%        3.40       $ 7.1      $10.1

Small Hotel Owners (Under $50M sales)
-------------------------------------
International Leisure Hosts               ILHL      03/31/00     $5.125         6.8%     57.7%        0.69       $ 3.6      $ 4.7

Select Comparable Group Summmary
----------------------------------------------------------------------------------------------------------------------------------
Mean                                                                           46.3%   2408.1%
Median                                                                         65.4%    573.1%
Maximum                                                                        66.7%   6593.5%
Minimum                                                                         6.8%     57.7%
----------------------------------------------------------------------------------------------------------------------------------

Meritage Hospitality Group                 MHG      05/31/00     $2.063        36.5%     27.0%        5.77       $11.9      $27.3

Restaurants (Under $50M sales)
------------------------------
Silver Diner, Inc.                        SLVR      04/23/00     $0.938        25.0%     25.1%       11.59       $10.9      $10.6

Austins Steaks & Saloon, Inc.             STAK      03/31/00     $0.719        73.9%     27.7%       12.10       $ 8.7      $16.9

Grill Concepts, Inc.                      GRIL      03/26/00     $1.406        53.1%     60.7%        4.00       $ 5.6      $ 9.7

Small Hotel Owners (Under $50M sales)
-------------------------------------
Buckhead America Corp.                    BUCK      03/31/00     $5.156        17.5%     28.9%        2.01       $10.4      $43.3

Entire Comparable Group Summary
----------------------------------------------------------------------------------------------------------------------------------
Mean                                                                           43.1%    924.2%
Median                                                                         44.8%     43.3%
Maximum                                                                        73.9%   6593.5%
Minimum                                                                         6.8%     25.1%
----------------------------------------------------------------------------------------------------------------------------------


                                                                           Market Multiples
                                         -----------------------------------------------------------------------------------------
                                                           Firm Value/LTM                          P/E Multiples(3x4)
                                         Equity/  ---------------------------------  --------------------------------------------
                                          Book    Revenue      EBITDA         EBIT     LTM          CY 00E     CY 01E
                                         -----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
BFX Hospitality Group, Inc.                0.3x     0.0x         NM            NM       NM            NA         NA
----------------------------------------------------------------------------------------------------------------------------------
BFX at $2.25 per share offer
----------------------------
BFX Hospitality Group, Inc.                0.6x     0.3x         NM            NM       NM            NA         NA
----------------------------------------------------------------------------------------------------------------------------------

Restaurants (Under $50M sales)
------------------------------
Cucos Inc.                                 NM       0.4x         4.9x         14.7x     NM            NA         NA

California Beach Restaurants, Inc.        67.9x     0.8x         9.4x          NM       NM            NA         NA

Small Hotel Owners (Under $50M sales)
-------------------------------------
International Leisure Hosts                0.8x     1.0x         4.5x          8.1x     117.8x        NA         NA

Select Comparable Group Summmary
----------------------------------------------------------------------------------------------------------------------------------
Mean                                      34.3x     0.7x         6.3x         11.4x     117.8x        NA         NA
Median                                    34.3x     0.8x         4.9x         11.4x     117.8x        NA         NA
Maximum                                   67.9x     1.0x         9.4x         14.7x     117.8x        NA         NA
Minimum                                    0.8x     0.4x         4.5x          8.1x     117.8x        NA         NA
----------------------------------------------------------------------------------------------------------------------------------

Meritage Hospitality Group                 2.1x     0.9x        10.2x         21.4x     NM            NA         NA

Restaurants (Under $50M sales)
------------------------------
Silver Diner, Inc.                         0.7x     0.4x         NM            NM       NM            NA         NA

Austins Steaks & Saloon, Inc.              0.7x     0.4x         5.8x         10.1x     NM            NA         NA

Grill Concepts, Inc.                       1.5x     0.2x         7.3x         67.8x     NM            NA         NA

Small Hotel Owners (Under $50M sales)
-------------------------------------
Buckhead America Corp.                     0.5x     1.3x         8.5x         12.9x       9.5x        NA         NA

Entire Comparable Group Summary
----------------------------------------------------------------------------------------------------------------------------------
Mean                                       10.6x    0.7x         7.2x          22.5x     63.6x        NA         NA
Median                                      0.8x    0.6x         7.3x          13.8x     63.6x        NA         NA
Maximum                                    67.9x    1.3x        10.2x          67.8x    117.8x        NA         NA
Minimum                                     0.5x    0.2x         4.5x           8.1x      9.5x        NA         NA
----------------------------------------------------------------------------------------------------------------------------------
(1) Common shares outstanding excluding common share equivalents.
(2) Firm value represents market value of equity plus book values of total debt, preferred stock, and minority interest les cash and equivalents.
(3) Source of EPS estimates:  First Call (7/20/00). No Estimates Available.
(4) Excluding all non-recurring debits and credits.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Valuation Analysis - Analysis of Selected Comparable Companies
-----------------------------------------------------------------------------------------------------------------------------------

                                           Summary of Selected BFX Comparable Companies
                                            (Values in millions, except per share data)


                                  -------------------------------------------------------------------------------------------------
                                                                                           Growth Statistics
                                                                              -----------------------------------------------
                                           LTM               (EPS)(1)(2)                 3-Year CAGR            5-Year EPS(1)
                                  ---------------------  -------------------  ---------------------------------
                                  Revenue  EBITDA  EBIT  LTM  CY 00E  CY 01E  Revenue  EBITDA  EBIT  FY EPS(2)  Growth Est.  PE/g
                                  -------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
BFX Hospitality Group, Inc.         $17.4   -$0.3 -$1.6 -$0.3    NA     NA     27.9%     NA     NA       NA         NA         NA
-----------------------------------------------------------------------------------------------------------------------------------
BFX at $2.25 per share offer
----------------------------
BFX Hospitality Group, Inc.         $17.4   -$0.3 -$1.6 -$0.3    NA     NA     27.9%     NA     NA       NA         NA         NA
-----------------------------------------------------------------------------------------------------------------------------------

Cucos, Inc.                         $16.9    $1.2  $0.4 -$0.1    NA     NA     -3.6%     NM     NM       NA         NA         NA

California Beach Restaurants. Inc.  $13.3    $1.1 -$0.1 -$0.3    NA     NA     -5.0%    -19.9% -43.0%    NA         NA         NA

International Leisure Hosts          $4.7    $1.0  $0.6  $0.0    NA     NA      1.2%     23.7%  36.4%  -62.7%       NA         NA

Comparable Group Summary
-----------------------------------------------------------------------------------------------------------------------------------
Mean                                                                           -2.5%      1.9%  -3.3%  -62.7%       NA         NA
Median                                                                         -3.6%      1.9%  -3.3%  -62.7%       NA         NA
Maximum                                                                         1.2%     23.7%  36.4%  -62.7%       NA         NA
Minimum                                                                        -5.0%    -19.9% -43.0%  -62.7%       NA         NA
-----------------------------------------------------------------------------------------------------------------------------------

Meritage Hospitality Group          $31.1    $2.7  $1.3 -$0.1    NA     NA      5.2%     59.9%   NA      NA         NA         NA

Silver Diner, Inc.                  $29.3    $0.0 -$1.5 -$0.1    NA     NA      9.6%      NA     NA      NA         NA         NA

Austins Steaks & Saloon, Inc.       $43.9    $2.9  $1.7  $0.0    NA     NA     12.6%     -0.1% -11.1%  -71.1%       NA         NA

Grill Concepts, Inc.                $39.5    $1.3  $0.1 -$0.1    NA     NA     16.1%     54.6%   NA      NA         NA         NA

Small Hotel Owners (Under $50M sales)
-----------------------------------------------------
Buckhead America Corp.              $32.2    $5.1  $3.3  $0.54   NA     NA     43.9%     21.9%  21.5%  -37.5%       NA         NA

Comparable Group Summary
-----------------------------------------------------------------------------------------------------------------------------------
Mean                                                                           10.0%     23.3%   1.0%  -57.1%       NA         NA
Median                                                                          7.4%     22.8%   5.2%  -62.7%       NA         NA
Maximum                                                                        43.9%     59.9%  36.4%  -37.5%       NA         NA
Minimum                                                                        -5.0%     -0.1% -11.1%  -71.1%       NA         NA
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
(1) Source of EPS estimates: Institutional Brokers Estimate System median estimate (07/20/00).
(2) Excluding all non-recurring debits and credits.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
===========================

Valuation Analysis - Analysis of Selected Comparable Companies
------------------------------------------------------------------------------------------------------------------------------------

                                                           Summary of Selected BFX Comparable Companies
                                                            (Values in millions, except per share data)

                                                                              Margin Analysis/1/
                                        ---------------------------------------------------------------------------------------
                                              Gross                   EBITDA                 EBIT                Net Income
                                        ------------------      ------------------     -----------------     ------------------
                                         LTM     3-Yr Avg        LTM     3-Yr Avg       LTM     3-Yr Avg      LTM     3-Yr Avg
                                        ---------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
BFX Hospitality Group, Inc.             76.3%        76.9%      -1.7%       -45.1%     -9.4%       -54.8%    -6.1%       -35.6%
-------------------------------------------------------------------------------------------------------------------------------
BFX at $2.25 per share offer
BFX Hospitality Group, Inc.             76.3%        76.9%      -1.7%       -45.1%     -9.4%       -54.8%    -6.1%       -35.6%
-------------------------------------------------------------------------------------------------------------------------------

Cucos Inc.                              36.3%        39.6%       7.2%         3.5%      2.4%        -0.9%    -1.9%        -5.5%

California Beach Restaurants, Inc.      10.6%        14.5%       8.1%         9.1%     -0.6%         1.6%    -8.1%        -4.3%


International Leisure Hosts             29.3%        26.2%      21.8%        18.9%     12.2%         9.9%     7.9%         6.5%

Comparable Group Summary
-------------------------------------------------------------------------------------------------------------------------------
Mean                                    25.4%        26.8%      12.4%        10.5%      4.7%         3.5%    -0.7%        -1.1%
Median                                  29.3%        26.2%       8.1%         9.1%      2.4%         1.6%    -1.9%        -4.3%
Maximum                                 36.3%        39.6%      21.8%        18.9%     12.2%         9.9%     7.9%         6.5%
Minimum                                 10.6%        14.5%       7.2%         3.5%     -0.6%        -0.9%    -8.1%        -5.5%
-------------------------------------------------------------------------------------------------------------------------------

Meritage Hospitality Group              13.8%        13.2%       8.6%         5.6%      4.1%         1.5%    -1.3%        -3.7%


Silver Diner, Inc.                      39.8%        39.3%       0.1%         0.0%     -5.0%        -6.2%    -4.8%        -5.6%

Austins Steaks & Saloon, Inc.           22.6%        24.5%       6.7%         8.7%      3.8%         6.5%    -0.3%         2.2%

Grill Concepts, Inc.                    72.0%        72.3%       3.4%         2.7%      0.4%        -0.5%    -1.0%        -1.6%

Small Hotel Owners (Under $50M sales)
----------------------------------------------------------
Buckhead America Corp.                  31.1%        24.4%      15.8%        13.6%     10.4%         7.1%     5.0%         9.9%

Comparable Group Summary
-------------------------------------------------------------------------------------------------------------------------------
Mean                                    31.9%        31.7%       9.0%         7.8%      3.5%         2.4%    -0.6%        -0.2%
Median                                  30.2%        25.3%       7.6%         7.2%      3.1%         1.5%    -1.1%        -2.6%
Maximum                                 72.0%        72.3%      21.8%        18.9%     12.2%         9.9%     7.9%         9.9%
Minimum                                 10.6%        13.2%       0.1%         0.0%     -5.0%        -6.2%    -8.1%        -5.6%
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Debt/
                                                 ROE               Total Capital
                                       ----------------------  --------------------
                                        LTM         3-Yr Avg    Book        Market
-----------------------------------------------------------------------------------
BFX Hospitality Group, Inc.             -7.8%       -22.3%       0.0%         0.0%
-----------------------------------------------------------------------------------
BFX at $2.25 per share offer
BFX Hospitality Group, Inc.             -7.8%       -22.3%       0.0%         0.0%
-----------------------------------------------------------------------------------

Cucos Inc.                              13.3%       162.8%     222.6%        56.2%

California Beach Restaurants, Inc.     245.2%       -77.4%     129.9%        30.4%


International Leisure Hosts              8.7%         7.3%      24.0%        28.3%

Comparable Group Summary
---------------------------------------------------------------------------------------
Mean                                    89.1%        30.9%     125.5%        38.3%
Median                                  13.3%         7.3%     129.9%        30.4%
Maximum                                245.2%       162.8%     222.6%        56.2%
Minimum                                  8.7%       -77.4%      24.0%        28.3%
---------------------------------------------------------------------------------------

Meritage Hospitality Group              -7.3%       -34.4%      72.9%        56.7%


Silver Diner, Inc.                      -8.3%        -7.6%       8.5%        12.3%

Austins Steaks & Saloon, Inc.           -1.0%        19.7%      38.9%        49.4%

Grill Concepts, Inc.                   -10.1%        -9.2%      42.6%        34.8%

Small Hotel Owners (Under $50M sales)
----------------------------------------------------------
Buckhead America Corp.                   7.1%        10.9%      55.8%        70.1%

Comparable Group Summary
---------------------------------------------------------------------------------------
Mean                                    30.9%         9.0%      74.4%        42.3%
Median                                   3.1%        -0.2%      49.2%        42.1%
Maximum                                245.2%       162.8%     222.6%        70.1%
Minimum                                -10.1%       -77.4%       8.5%        12.3%
---------------------------------------------------------------------------------------


----------------------------------------------------------
(1) Excluding all non-recurring debits and credits.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
==========================


Valuation Analysis - Discounted Cash Flow Analysis
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                   BFX Discounted Cash Flow Analysis - Management's Projections
                                                           in thousands

                                                  -------------    ---------------------------------------------------------------
                                                      actual                                    projected
                                                  -------------    ---------------------------------------------------------------
                                            FY       9 months      4th Qtr.     2001       2002       2003       2004       2005
                                           2000   ended 6/30/00    FY 2000
                                         -------  -------------    --------   --------   --------   --------   --------   --------
Revenue                                  $13,555        $10,312      $3,243    $13,584    $13,584    $13,809    $14,034    $14,259
EBITDA                                     1,735          1,401         334      1,456      1,527      1,600      1,673      1,746
                                         -------  -------------    --------   --------   --------   --------   --------   --------
Income Before Taxes (given by company)       699            624          75        403        475        548        731        694
Tax (35%)                                    245            218          26        141        166        192        256        243
---------------------------------------- -------  -------------    --------   --------   --------   --------   --------   --------
Net Income                                   454            406          49        262        309        356        475        451

Adjusted Net Income                          454            406          49        262        309        356        475        451

Depreciation & Amortization                1,036            778         259      1,053      1,052      1,052        942      1,052

---------------------------------------- -------  -------------    --------   --------   --------   --------   --------   --------
Operating Cash Flow                        1,490          1,183         307      1,315      1,361      1,408      1,417      1,503
---------------------------------------- -------  -------------    --------   --------   --------   --------   --------   --------

Net Capital Expenditures                    (180)          (135)        (45)    (1,275)      (270)      (315)      (360)      (405)
Change in Net Working Capital                  0              0           0          0          0          0          0          0

---------------------------------------- -------  -------------    --------   --------   --------   --------   --------   --------
Free Cash Flow                             1,310          1,048         262         40      1,091      1,093      1,057      1,098
---------------------------------------- -------  -------------    --------   --------   --------   --------   --------   --------
Special Committee Buyout Expenses           (650)                      (650)
CABO (Houston) sale                        3,500                      3,500
EPA Superfund Debt                          (650)                      (650)    (1,150)      (114)      (114)      (114)      (114)
PV of EPA Debt remaining after 9/30/05      (227)                      (227)
Cash Balance (10Q-6/31/00)                 3,676                      3,676
Terminal Value - Multiple of 2005 EBITDA     4.5x                                                                            7,857
----------------------------------------------------------------------------------------------------------------------------------
Nominal Cash Flow                          6,959                      5,911     (1,110)       977        979        943      8,841
NPV of Cash Flows From 2001-2005           3,105                      3,105
----------------------------------------------------------------------------------------------------------------------------------
BFX Total Present Value                  $10,064                     $9,016
---------------------------------------------------------------------------
BFX Present Value per Share                $2.54                      $2.27
---------------------------------------------------------------------------
                  Shares outstanding   3,969,000                  3,969,000
                       Discounted at       28.1%                      28.1%

-------------------------------------------------------------------------------------------------------
         Offer Price               Exit Multiple            3.5x         4.0x        4.5x       5.0x
            $2.25                  Discount Rate           $2.14        $2.21       $2.27      $2.34
-------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Valuation Analysis - Discounted Cash Flow Analysis - Key Assumptions
--------------------------------------------------------------------------------

Assumptions

Risk-free Rate(1)                      5.74%
Risk Premium(2)                        6.15%
Equity Beta(3)                         1.07
Small-cap Premium(2)                   3.30%
Company Specific Premiums
   Cabo, Ft. Worth property(4)         2.50%
   EPA Liability(5)                   10.00%

---------------------------------------------
Cost of Equity Capital(6)             28.12%
---------------------------------------------

(1) Yield on the 30-year Treasury Bond as of 8/8/00
(2) Based on Ibbotson's SBBI 1999 Yearbook
(3) S&P Entertainment & Leisure Composite measured daily vs. S&P 500 for last two years
(4) Company Specific premium concerning viability of Ft. Worth Cabo property
(5) Company specific premium concerning EPA liability
(6) k = (B x RP) + Rf + Rs + R(cabo) + R(epa)

--------------------------------------------------------------------------------
                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Valuation Analysis - Discounted Cash Flow Analysis - Key Assumptions
-----------------------------------------------------------------------------------------------------------------------------------

                          BFX Discounted Cash Flow Analysis - Management's Projections - No Vestal Lease
                                                           in thousands

                                                          actual                              projected
                                                       -------------  -----------------------------------------------------------
                                                FY       9 months      4th Qtr.    2001      2002      2003     2004       2005
                                               2000    ended 6/30/00   FY 2000
                                             --------  -------------  ---------  --------  --------  --------  --------  --------
Revenue                                      $ 13,555  $      10,312  $   3,243  $ 13,359  $ 13,584  $ 13,809  $ 14,034  $ 14,259
EBITDA                                          1,735          1,401        334     1,456     1,527     1,600     1,673     1,746
                                             --------  -------------  ---------  --------  --------  --------  --------  --------
Income Before Taxes (given by company)            699            624         75       403       475       548       731       694
Tax (35%)                                         245            218         26       141       166       192       256       243
------------------------------------------   -----------------------  ---------  --------  --------  --------  --------  --------
Net Income                                        454            406         49       262       309       356       475       451

Adjusted Net Income                               454            406         49       262       309       356       475       451

Depreciation & Amortization                     1,036            778        259     1,053     1,052     1,052       942     1,052

------------------------------------------   --------  -------------  ---------  --------  --------  --------  --------  --------
Operating Cash Flow                             1,490          1,183        307     1,315     1,361     1,408     1,417     1,503
------------------------------------------   --------  -------------  ---------  --------  --------  --------  --------  --------

Net Capital Expenditures                         (180)          (135)       (45)   (1,275)     (270)     (315)     (360)     (405)
Change in Net Working Capital                       0              0          0         0         0         0         0         0
                                                                                                                                0
-----------------------------------------------------  -------------  ---------  -------  ---------  --------  --------  --------
Free Cash Flow                                  1,310          1,048        262        40     1,091     1,093     1,057     1,098
-----------------------------------------------------  -------------  ---------  --------  --------  --------  --------  --------
Special Committee Buyout Expenses                (650)                     (650)
Vestal, New York Lease                           (261)                     (261)     (261)     (261)     (261)     (261)     (261)
CABO (Houston) sale                             3,500                     3,500
EPA Superfund Debt                               (650)                     (650)   (1,150)     (114)     (114)     (114)     (114)
PV of EPA Debt remaining after 9/30/05           (227)                     (227)
Cash Balance (10Q-6/31/00)                      3,676                     3,676
Terminal Value - Multiple of 2005 EBITDA          4.5x                                                                      7,857
---------------------------------------------------------------------------------------------------------------------------------
Nominal Cash Flow                               6,698                     5,650    (1,371)      716       718       682     8,580
NPV of Cash Flows From 2001-2005                3,073                     3,073
---------------------------------------------------------------------------------------------------------------------------------
BFX Total Present Value                      $  9,771                 $   8,723
-------------------------------------------------------------------------------
BFX Present Value Per Share                  $   2.46                 $    2.20
-------------------------------------------------------------------------------
                      Shares outstanding    3,969,000                 3,969,000
                           Discounted at         23.1%                     23.1%

-----------------------------------------------------------------------------------------------
        Offer Price     Exit Multiple      3.5x       4.0x        4.5x        5.0x
           $2.25        Discount Rate     $2.04      $2.12       $2.20       $2.28
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
===========================

Valuation Analysis - Discounted Cash Flow Analysis - Key Assumptions
--------------------------------------------------------------------------------


  Assumptions - No Vestal, NY lease
-------------------------------------
Risk -free Rate /1/             5.74%
Risk Premium /2/                6.15%
Equity Beta /3/                 1.07
Small-cap Premium /2/           3.30%
Company Specific Premiums
 Cabo, Ft. Worth property /4/   2.50%
 EPA Liability /5/              5.00%

-------------------------------------
Cost of Equity Capital /6/     23.12%
-------------------------------------

/1/ Yield on the 30-year Treasury Bond
/2/ Based on Ibbotson's SBBI 1999 Yearbook
/3/ S&P Entertainment & Leisure Composite measured daily vs. S&P 500 for last two years
/4/ Company specific premium concerning viability of Ft. Worth Cabo property /5/ Company specific premium concerning EPA liability
/6/ k=(B x RP)+ Rf + Rs + R(cabo) + R(epa)

--------------------------------------------------------------------------------
                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
===========================

Valuation Analysis - Present Value of Orderly Liquidation Analysis
--------------------------------------------------------------------------------

                BFX Liquidation Distribution /1/
-------------------------------------------------------------
Distributions Available        Net Available for Distribution
     Year (9/30)                         (per share)
-----------------------        ------------------------------
         2000                               $0.00

         2001                               $2.11

         2002                               $0.16

         2003                               $0.05

         2004                               $0.05

         2005                               $0.05

         2006                               $0.05


                        Net Available Distribution
----------------------------------------------------------------------------
                                                       Discount Rate
                                               -----------------------------
                                                10%     15%     20%     25%
                                               -----   -----   -----   -----
Total Distribution Present Value
  Per Share (9/30/2000)                        $2.18   $2.06   $1.96   $1.87

Total Distribution Value Per share
  (9/30/2006)                         $2.48

/1/ Liquidation amounts provided by BFX

--------------------------------------------------------------------------------
                                                        George K. Baum & Company

BFX Hospitality Group, Inc.
==========================

Valuation Analysis - Analysis of Selected Comparable Transactions - Going Private Transactions
-----------------------------------------------------------------------------------------------------------------------------------

Going private transactions ($50mm and under, last 2 years)

                                   Going Private Transactions ($50mm and under, last 2 years)
-----------------------------------------------------------------------------------------------------------------------------------
Date       Target Name                                                 Share Prices
Announced                                                  ------------------------------------      %      Enterprise  Equity
                                                 Offer     Closing   Closing  Premium  Premium     Shares     Value      Val
                                                 Price      Price     Price    1 Day*  4 weeks*     Acq.      ($mil)    ($mil)
                                              (per share)   1 day    4 weeks
                                                           ------------------------------------
                                                                prior to announcement date

 7/27/2000  BFX                                  $ 2.25     $ 1.00    $ 0.88   125.0%    157.1%               $  3.5    $  2.5
-----------------------------------------------------------------------------------------------------------------------------------

 10/6/1998  Audio Communications Network         $ 6.40     $ 4.25    $ 5.00    50.6%     28.0%     100%      $ 62.0    $ 29.3

 9/11/1998  E-Z Serve Corp                         0.60       0.44      0.50    37.1%     20.0%     100%      $107.9    $ 43.2

 1/12/1999  Lion Brewery Inc                       5.02       3.75      3.94    33.9%     27.5%     100%      $ 14.4    $ 18.3

  3/4/1999  THT Inc                                3.50       2.38      2.63    47.4%     33.3%      54%      $ 14.3    $ 13.9
  3/4/1999  Industrial Acoustics Inc              11.00      11.00      9.75     0.0%     12.8%               $ 47.5    $ 33.4
  3/4/1999  Reconditioned Systems Inc                         3.63      4.13                                     np        np
 2/15/1999  Security Natl Bk Sapulpa Okl                                                            100%         np        np
  2/8/1999  World Satellite Network Inc                                                             100%         np     $ 15.8
  3/8/1999  Vaughn Communications                                                                   100%      $ 64.0    $ 42.5

 12/1/1999  ENStar Inc                            12.50       8.00      8.25    56.3%     51.5%   35.51%                $ 37.2
 6/17/1999  R-B Rubber Products Inc                3.00       2.13      2.25    41.2%     33.3%   70.30%                $  6.7

10/29/1999  Kentek Information Systems Inc         8.29       7.63      7.00     8.7%     18.4%     100%                $ 38.9

12/10/1999  ThermoSpectra (Thermo Instr)          16.00      11.50      9.94    39.1%     61.0%    8.00%      $298.2    $251.6
12/10/1999  Hawaii National Bancshares                                                                           np     $ 32.0
12/10/1999  Concord Fabrics Inc                    7.88       5.63      5.88    40.0%     34.0%               $ 28.7    $ 18.0
 1/19/2000  Anson Bancorp Inc, Wadesboro, NC                                                        100%         np     $ 10.1
 1/19/2000  Geerlings & Wade Inc                  10.00       7.84      6.25    27.5%     60.0%               $ 37.3    $ 40.4
 1/19/2000  CEM Corp                              11.15       5.75      6.88    93.9%     62.2%               $ 30.4    $ 34.2
  3/8/2000  n-Vision Inc                                                                            100%         np     $  1.3
  3/8/2000  ThermoLase Corp (Thermo Trex)          2.44       2.38      1.88     2.7%     30.1%               $225.4    $112.2
12/21/1999  OIS Optical Imaging Systems            0.50       0.50      0.72                      20.40%         np        np
12/21/1999  Saratoga Beverage Group Inc            6.00       4.81      3.44    24.7%     74.5%               $ 60.3    $ 39.7
12/21/1999  Metrika Systems Corp                   9.00       9.63      6.13    -6.5%     46.9%               $ 81.2    $ 66.8
12/21/1999  Sunrise Intl Leasing Inc               5.25       5.50      5.19    -4.5%      1.2%               $112.1    $ 37.6
  4/4/2000  Thermo Sentron Inc (Thermedics)       15.50      14.44     14.50     7.4%      6.9%               $153.5    $148.8
 2/19/2000  Diehl Graphsoft Inc                    9.50       7.13      4.88    33.3%     94.9%     100%      $ 28.3    $ 29.5
 2/19/2000  Tubby's Inc                                                                             100%      $  2.0    $  2.8
 2/19/2000  Acme Electric Corp                                                                                $ 48.4    $ 39.4
 2/19/2000  Old Guard Group Inc                   12.00      10.00      9.81    20.0%     22.3%               $ 38.8    $ 47.1
 2/19/2000  KLLM Transport Services Inc            8.05       6.81      8.13    18.2%     -0.9%               $ 77.5    $ 33.0

                                                                        Mean    28.5%     35.9%
                                                                      Median    28.0%     33.3%
                                                                                                 *offer premium over closing price

-----------------------------------------------------------------------------------------------------------------------------------
Date        Target Name                           Target Advisors                         Target Total
Announced                                                                                 Fees ($mil)

 7/27/2000  BFX
-----------------------------------------------------------------------------------------------------------------------------------

 10/6/1998  Audio Communications Network         Duff and Phelps                          $0.13

 9/11/1998  E-Z Serve Corp                       Donaldson, Lufkin & Jenrette
                                                 Harris Webb & Garrison, Inc.
 1/12/1999  Lion Brewery Inc                     Tucker Anthony                           $0.35

  3/4/1999  THT Inc
  3/4/1999  Industrial Acoustics Inc
  3/4/1999  Reconditioned Systems Inc
 2/15/1999  Security Natl Bk Sapulpa Okl         Alex Sheshunoff & Co
  2/8/1999  World Satellite Network Inc
  3/8/1999  Vaughn Communications                EVEREN Securities Inc                    $0.53

 12/1/1999  ENStar Inc                           nm                                                8
 6/17/1999  R-B Rubber Products Inc              Pacific Crest Securities                 $0.05    2

10/29/1999  Kentek Information Systems Inc       Janney Montgomery Scott                  $0.13    8

12/10/1999  ThermoSpectra (Thermo Instr)         Tucker Anthony Cleary Gull
12/10/1999  Hawaii National Bancshares
12/10/1999  Concord Fabrics Inc
 1/19/2000  Anson Bancorp Inc, Wadesboro, NC     Trident Securities
 1/19/2000  Geerlings & Wade Inc                 Lehman Brothers
 1/19/2000  CEM Corp
  3/8/2000  n-Vision Inc
  3/8/2000  ThermoLase Corp (Thermo Trex)
12/21/1999  OIS Optical Imaging Systems
12/21/1999  Saratoga Beverage Group Inc
12/21/1999  Metrika Systems Corp
12/21/1999  Sunrise Intl Leasing Inc
  4/4/2000  Thermo Sentron Inc (Thermedics)
 2/19/2000  Diehl Graphsoft Inc
 2/19/2000  Tubby's Inc
 2/19/2000  Acme Electric Corp                   Ernst & Young LLP
 2/19/2000  Old Guard Group Inc
 2/19/2000  KLLM Transport Services Inc
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         George K. Baum & Company

BFX Hospitality Group, Inc.

Valuation Analysis - Analysis of Selected Comparable Transactions - All M&A Transactions
----------------------------------------------------------------------------------------------------------------------------------

All M&A transactions - target sales $5 million and under last two years

Date        Target Name                        Target Business Description            Offer             Share Prices
Announced                                                                             Price     -------------------------------
                                                                                   (per share)  Closing Closing Premium Premium
                                                                                                 Price   Price   1 day  4 weeks
                                                                                                 1 day  4 weeks
                                                                                                -------------------------------
                                                                                                   prior to annoncement date

 7/27/2000  BFX                                                                        $2.25     $1.00     $0.88     125%    157%

 6/16/2000  CNS Bancorp Jefferson City, Mo     Savings and loan                        $14.70    $11.69    $11.75     26%     25%
  6/1/2000  Sparta Foods                       Mnfr durable, non-durable goods           1.41      0.88      0.81     61%     74%
 5/16/2000  Randers Killam Gr                  Construct nonresidential bldgs            4.50      4.00      3.38     13%     33%
 4/10/2000  Carolina Fincorp Inc, NC           Commercial bank                          15.01     11.38      9.38     32%     60%
 3/23/2000  Analogy Inc                        Design, develop comp software             2.48      1.88      2.13     32%     17%
 3/22/2000  Northwest Equity Corp              Savings and loan holding co              24.00     19.50     22.25     23%      8%
 2/29/2000  Three Rivers Financial Corp        Savings and loan holding co              18.36     11.00     12.25     67%     50%
 2/18/2000  EuroWeb International Corp         Internet Service Provider (ISP)           1.58      1.41      1.28     12%     23%
 2/15/2000  Haywood Bancshares Inc             Bank holding company                     22.21     14.50     14.75     53%     51%
  2/1/2000  Aseco Corp                         Mnfr integrated circuits                  4.43      3.47      2.06     28%    115%
 1/31/2000  Ferrofluidics Corp                 Mnfr stable magnetic fluids               6.50      3.94      4.13     65%     58%
 1/27/2000  Multigraphics Inc                  Mnfr printing, graphics equip             1.25      1.81      2.31    -31%     46%
 1/21/2000  Carleton Corp                      Develop integrated software               2.45      2.55      2.06     -4%     19%
 1/19/2000  Penobscot Shoe Co                  Mnfr women's footwear                    11.75     12.13     11.88     -3%     -1%
  1/7/2000  Westwood Homestead Financial       Savings and loan                         12.53     10.25     10.63     22%     18%
  1/7/2000  Thermo Vision (Thermo Inst)        Mnfr medical monitoring equip             7.00      4.00      3.38     75%    107%
12/28/1999  Uroquest MMedical Corp             Mnfr electromedical equipment             2.27      1.56      1.75     45%     30%
12/27/1999  Asahi-America Inc                  Manufacture plastics pipe                 9.55      7.00      7.75     36%     23%
12/27/1999  Template Software Inc              Dvlp software                             7.90      5.63      5.06     40%     56%
12/23/1999  Western Beef Inc                   Own, op grocery stores                    8.75      7.00      7.13     25%     23%
12/21/1999  Medical Graphics Corp              Mnfr cardio monitoring sys                2.15      1.56      1.69     38%     27%
12/20/1999  KSB Bancorp Inc                    Bank holding company                     22.65     15.38     12.63     47%     79%
12/15/1999  Fulton Bancorp, Fulton, MO         Savings and loan                         19.15     17.00     14.00     13%     37%
12/10/1999  ThermoSpectra (Thermo Instr)       Mnfr precision imaging equip             16.00     11.50      9.94     39%     61%
 12/1/1999  ENStar Inc                         Whl connectivity devices                 12.50      8.00      8.25     56%     52%
11/18/1999  RiboGene Inc                       Pvd physical, bio research svcs           3.08      1.75      1.75     76%     76%
11/12/1999  South Carolina Community           Savings and loan holding co              17.50     14.50     14.25     21%     23%
10/29/1999  Thermo Power Corp                  Manufacture cogeneration sys             12.00     11.38      8.50      5%     41%
10/29/1999  Kentek Information Systems Inc     Manufacture mid range printers            8.29      7.63      7.00      9%     18%
10/29/1999  Eagle Bancgroup, Bloomington, IL   Bank holding company                     25.74     22.00     20.56     17%     25%
10/21/1999  Yieldup International Corp         Manufacture industrial equip              2.74      1.94      1.69     41%     62%
 10/8/1999  Valley National Corp, CA           Bank holding company                     20.94     16.88               24%
 10/4/1999  Stone Street Bancorp Inc, NC       Bank holding company                     19.86     12.88    14.125     54%     41%
 10/1/1999  Sheridan Energy Inc                Pvd oil, gas field svcs                   5.50      4.00       3.5     38%     57%
 10/1/1999  Miami Subs Corp                    Own, op fast-food restaurants             2.07      0.31    0.3125    562%    562%
 9/30/1999  SunPharm Corp                      Mnfr anticancer drugs                     2.07      1.75    1.1875     18%     74%
 9/30/1999  Midwest Bancshares Inc, Iowa       Bank holding company                     16.88     11.75        13     44%     30%
 9/24/1999  North East Insurance Co            Ppty and casualty insurance co            3.30      2.50      2.25     32%     47%
 9/23/1999  United Foods Inc                   Produce frozen fruits, veggies            3.50      2.50    2.4375     40%     44%
 9/20/1999  Tivoli Industries Inc              Mnfr nonres electric lighting             4.50      3.31     3.375     36%     33%
 9/16/1999  ADFlex Solutions Inc               Mnfr circuit-based systems                3.80      4.00      3.75     -5%      1%
  9/3/1999  SFS Bancorp Inc, Schenectady, NY   Bank holding company                     25.10     21.63    19.125     16%     31%
  9/1/1999  First Bank of Philadelphia         Commercial bank                           6.00      5.75     5.375      4%     12%
 8/31/1999  fine.com International Corp        Provide computer related svcs             4.55      2.25     2.375    102%     92%
 8/27/1999  Doughtie's Foods                   Process meat products                    17.00     13.25   11.9375     28%     42%
 8/26/1999  MBLA Financial Corp                Securities brokerage firm                24.15     18.75   18.9375     29%     28%
 8/22/1999  Petroglyph Energy Inc              Oil and gas exploration, prodn            3.00      2.38       2.5     26%     20%
 8/15/1999  Trion                              Manufacture exhaust systems               5.50      3.50       3.5     57%     57%
 8/11/1999  American Indemnity Finl Corp       Property, casualty insurance             15.60     11.50    10.625     36%     47%
 8/11/1999  Metra Biosystems Inc               Pvd commercial research svcs              1.78      1.03     0.875     73%    103%
 8/10/1999  LabOne Inc (Lab Holdings Inc)      Pvd testing svcs for ins in              12.75     10.88     11.75     17%      9%
                                                                                         1.06      1.03                2%     88%
  8/9/1999  Killearn Properties Inc            Real estate development firm              5.50      5.00     5.125     10%      7%


Date        Target Name                            % of         Enterprise      Family Value     Target Advisors
Announced                                         Shares          Value           ($mil)
                                                   Acq.           ($mil)

 7/27/2000  BFX                                                   $3.50            $2.50

 6/16/2000  CNS Bancorp Jefferson City, Mo      100%               $80.27          $20.85
  6/1/2000  Sparta Foods                        100%               20.242           17.16
 5/16/2000  Randers Killam Gr                     0%              117.008          116.55
 4/10/2000  Carolina Fincorp Inc, NC            100%              131.012           29.10        Trident Securities
 3/23/2000  Analogy Inc                         100%                24.95           24.26        Broadview
 3/22/2000  Northwest Equity Corp               100%               82.859           19.81        ABN-AMRO Holding NV
 2/29/2000  Three Rivers Financial Corp         100%               76.929           13.21        Trident Securities
 2/18/2000  EuroWeb International Corp           53%               13.033           15.62
 2/15/2000  Haywood Bancshares Inc              100%              144.093           27.78        Trident Securities
  2/1/2000  Aseco Corp                          100%               20.022           19.82        Adams Harkness & Hill Inc
 1/31/2000  Ferrofluidics Corp                  100%               33.865           37.26        Advest Inc
 1/27/2000  Multigraphics Inc                   100%               11.825            3.56        Piper Jaffray Inc
 1/21/2000  Carleton Corp                       100%                 8.51            8.40        Dougherty Summit Securities
 1/19/2000  Penobscot Shoe Co                   100%               16.395           16.51        Advest Inc.
  1/7/2000  Westwood Homestead Financial        100%              115.435           27.18        Keefe Bruyette & Woods In
  1/7/2000  Thermo Vision (Thermo Inst)           0%               56.861           57.50
12/28/1999  Uroquest MMedical Corp              100%                22.28           28.62
12/27/1999  Asahi-America Inc                    86%               51.599           33.15        ING Barings
12/27/1999  Template Software Inc               100%               44.675           46.85        US Bancorp Piper Jaffray
12/23/1999  Western Beef Inc                     28%               np               48.09        Houlihan Lokey Howard & Z
12/21/1999  Medical Graphics Corp               100%               15.696           15.47
12/20/1999  KSB Bancorp Inc                     100%               157.58           29.99        Charles Webb & Company
12/15/1999  Fulton Bancorp, Fulton, MO          100%               95.185           31.67
12/10/1999  ThermoSpectra (Thermo Instr)          8%              298.206          251.62        Tucker Anthony Cleary Gul
 12/1/1999  ENStar Inc                           36%               40.737           37.21
11/18/1999  RiboGene Inc                        100%               19.331           22.75        Rabobank International
11/12/1999  South Carolina Community            100%               45.186            9.62        Trident Securities
10/29/1999  Thermo Power Corp                    22%              276.272          145.50
10/29/1999  Kentek Information Systems Inc      100%               29.806           38.88        Janney Montgomery Scott I
10/29/1999  Eagle Bancgroup, Bloomington, IL    100%              162.797           28.64        Trident Securities
10/21/1999  Yieldup International Corp          100%               24.791           21.65        Needham & Co Inc
 10/8/1999  Valley National Corp, CA            100%              230.105           29.09        Hovde Financial, Inc.
 10/4/1999  Stone Street Bancorp Inc, NC        100%              102.715           32.54        Orr Management Co
 10/1/1999  Sheridan Energy Inc                 100%               np               37.02        Donaldson, Lufkin & Jenre
 10/1/1999  Miami Subs Corp                     100%               58.409           56.08        Raymond James & Asssociate
 9/30/1999  SunPharm Corp                       100%               15.258           15.62
 9/30/1999  Midwest Bancshares Inc, Iowa        100%               122.16           19.21        Keefe Bruyette & Soods Inc
 9/24/1999  North East Insurance Co             100%                9.979           10.33        Sandler O'Neill Partners
 9/23/1999  United Foods Inc                    100%               58.028           14.67        JC Bradford & Co
 9/20/1999  Tivoli Industries Inc               100%                6.469            7.17
 9/16/1999  ADFlex Solutions Inc                100%               66.258           34.32        BancBoston Robertson Step
  9/3/1999  SFS Bancorp Inc, Schenectady, NY    100%              180.143           31.78        Keefe Bruyette & Woods In
  9/1/1999  First Bank of Philadelphia          100%               54.985           10.06        Berwind Financial Group
 8/31/1999  fine.com International Corp         100%                11.66           12.28        Ragen MacKenzie Group Inc
 8/27/1999  Doughtie's Foods                    100%               27.338           25.42        Mann Armistead & Epperson
 8/26/1999  MBLA Financial Corp                 100%              149.855           31.09
 8/22/1999  Petroglyph Energy Inc                 0%               23.428           16.38
 8/15/1999  Trion                               100%                49.55           39.56        Harris Williams & Co
 8/11/1999  American Indemnity Finl Corp        100%               29.533           39.01        Philo Smith
 8/11/1999  Metra Biosystems Inc                100%               19.986           22.73        EGS Securities Corporation
 8/10/1999  LabOne Inc (Lab Holdings Inc)        20%               183.95          170.91        US Bancorp
                                                100%                                35.83
  8/9/1999  Killearn Properties Inc              38%               20.152            4.88

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          George K. Baum & Company

BFX Hospitality Group, Inc.

Valuation Analysis - Analysis of Selected Comparable Transactions - All M&A Transactions
------------------------------------------------------------------------------------------------------------------------------------
All M&A transactions - target sales $5 million and under last two years (cont.)

Date               Target Name                    Target Business Description         Offer                 Share Prices
Announced                                                                             Price    -------------------------------------
                                                                                   (per share) Closing   Closing   Premium   Premium
                                                                                                Price     Price     1 day    4 weeks
                                                                                                1 day    4 weeks
                                                                                               -------------------------------------
                                                                                                     prior to announcement date
7/27/2000          BFX                                                                $2.25     $1.00      $0.88      125%    157%
  8/4/1999       Golden Genesis Co                Mnfr, whl solar electric prods       2.33      1.88        1.5       24%     55%
 7/29/1999       Morgan Products Ltd.             Mnfr, whl building products          4.00      3.25        2.5       23%     60%
 7/21/1999       QMS Inc (Lason Inc)              Mnfr printing processors             6.25      5.69      3.875       10%     61%
  7/9/1999       Precision Systems Inc.           Develop network-based software       1.00      2.06       2.63      -52%    -62%
  7/8/1999       Endogen Inc                      Manufacture biotech prod             3.75      2.88      2.625       30%     43%
                                                                                       2.92      1.19                 145%     61%
  7/2/1999       Atrix International Inc          Manufacture, wholesale hardware      2.00      1.50      1.375       33%     45%
  7/1/1999       Skaneateles Bancorp Inc          Commercial bankholding co           27.89     19.00      15.75       47%     77%
 6/30/1999       CRW Financial Inc                Pvd credit collection svcs           6.03      5.00        6.5       21%     -7%
 6/30/1999       Sun Energy Partners LP           Oil and gas exploration, prodn       5.75      4.06     3.8125       42%     51%
 6/30/1999       Ocal Inc                         Mnfr coated metal products           3.54      1.75      1.625       102%   118%
 6/23/1999       Expert Software Inc              Develop software                     2.65      1.94      1.625       37%     63%
 6/22/1999       NSC Corp (Waste Management)      Pvd asbestos abatement svcs          1.25      0.94      0.875       33%     43%
 6/18/1999       Standard Funding Corp            Insurance agency                     3.50      2.75       2.25       27%     56%
 6/17/1999       R-B Rubber Products Inc.         Mnfr, whl rubber products            3.00      2.13       2.25       41%     33%
 6/11/1999       Treadco Inc                      Own, operate auto supply stores      9.00      6.50       7.25       38%     24%
  6/1/1999       Travel Ports of America Inc      Own, op truck stop stations          4.30      3.25        3.5       32%     23%
 5/19/1999       Shiloh Industries Inc            Mnfr automotive stampings           14.50     11.75      11.25       23%     29%
 5/14/1999       United Foods Inc                 Produce frozen fruits, veggies       3.00      2.63     2.9375       14%      2%
 5/14/1999       Aquila Gas Pipeline Corp         Gas utility                          8.00      6.50       4.75       23%     68%
                                                                                       6.06      3.88                  56%    100%
  5/7/1999       Parts Source Inc                 Whl, retail auto parts, supplies     3.00      2.50       1.25       20%    140%
  5/3/1999       Chyrsalis International Corp     Pvd research svcs                    0.71      1.06       1.38      -33%     48%
  5/3/1999       Quality Semiconductor            Manufacture semiconductors           4.77      2.94     2.0625       62%    131%
 4/26/1999       Prism Solutions Inc              Dvlp data management software        2.26      3.31       1.69      -32%     34%
 4/23/1999       HoloPak Technologies Inc         Mnfr, whl hot stamp foil             3.64      2.63    1.78125       39%    104%
 4/13/1999       Mid-Iowa Financial, Newton, IA   Bank holding company                15.00     12.25       11.5       22%     30%
  4/9/1999       AG Associates Inc                Mnfr single-wafer equipment          5.50      4.38     3.6875       26%     49%
                                                                                      10.25      9.13                  12%     28%
  4/5/1999       Saba Petroleum Co                Oil and gas exploration, prodn       1.84      1.31     1.0625       40%     73%
 3/24/1999       Audits & Surveys Worldwide Inc   Pvd marketing research svcs          3.24      2.44        2.5       33%     30%
 3/22/1999       Security Bank Corp               Commercial bank                     19.39     11.50         11       69%     76%
 3/19/1999       Glenway Financial Corp           Bank holding company                19.88     21.75      20.00       -9%     -1%
 3/19/1999       Gene Medicine Inc                Mnfr, dvlp gene therapy prods        2.39      2.00     2.4375       20%     -2%
 3/15/1999       Pharmhouse Corp                  Own and operate drug stores          3.25      1.81    1.15625       79%    181%
 3/12/1999       Truevision Inc                   Mnfr color imaging products          0.88      0.81    0.65625        8%     34%
  3/9/1999       Forum Retirement Partners LP     Own, op retirement centers           5.75      4.63      4.625       24%     24%
  3/4/1999       THT Inc                          Mnfr sanitary paper, steel prod      3.50      2.38      2.625       47%     33%
  3/4/1999       COHR Inc                         Pvd outsourcing svcs                 6.50      3.91          3       66%    117%
 1/26/1999       Luther Medical Products Inc      Manufacture catheter systems         4.70      2.88          2       63%    135%
 1/22/1999       Reliance Bankshares Inc          Savings and loan                    10.40      8.75        8.5       19%     22%
 1/12/1999       Lion Brewery Inc                 Produce beer                         4.70      4.13      3.875       14%     21%
  1/6/1999       General Microwave Corp           Mnfr microwave test equipment       18.00     10.63       9.75       69%     85%
12/31/1998       Red Brick Systems Inc            Develop software                     2.61      2.25     2.3125       16%     13%
12/31/1998       FemRx Inc                        Mnfr surgical equipment              2.35      1.81      1.625       30%     45%
12/31/1998       Concentra Corp                   Dvlp, whl CAD systems software       7.00      4.00        2.5       75%    180%
12/29/1998       Crowley Milner & Co              Own, op department stores            3.21      2.63      4.375       22%    -27%
12/16/1998       Peerless Group Inc               Develop computer software            7.36      4.88          5       51%     47%
12/15/1998       Walshire Assurance               Insurance company                    8.25      7.50       6.75       10%     22%
12/11/1998       Consilium Inc                    Develop software                     4.30      1.75       1.75      146%    146%
 12/8/1998       Consep Inc                       Manufacture pesticides               1.25      1.34       1.19       -7%      5%
 12/8/1998       Lab Specialists of America Inc   Provide laboratory testing svc       6.31      4.00          4       58%     58%
11/30/1998       Capital Factors Holdings Inc     Pvd short-term bus credit svcs      17.50     16.75         17        4%      3%
11/13/1998       Golden Eagle Group Inc           Pvd transp logistics svcs            4.45      1.38      1.375      224%    224%
 11/6/1998       Gull Laboratories (Fresenius)    Mnfr med diagnostic kits             2.25      2.63       3.88      -14%    -42%


Date              Target Name                      % of            Enterprise       Equity Value       Target Advisors
Announced                                        Shares              Value            ($mil)
                                                  Acq.               ($mil)

 7/27/2000       BFX                                                  $3.50              $2.50
  8/4/1999       Golden Genesis Co               100%                 48.676           39.67          Hanifen Imhoff Inc
 7/29/1999       Morgan Products Ltd.            100%                 71.954           41.43          Bowles Hollowell Conner
 7/21/1999       QMS Inc (Lason Inc)              51%                 73.337           66.87          Robinson-Humphrey Co
  7/9/1999       Precision Systems Inc.          100%                 27.172           20.17          William Blair & Co
  7/8/1999       Endogen Inc                     100%                 12.652           13.49          Adams Harkness & Hill Inc
                                                 100%                                  31.36
  7/2/1999       Atrix International Inc         100%                  2.527            2.83
  7/1/1999       Skaneateles Bancorp Inc         100%                260.456           42.36          McConnell, Budd & Downes
 6/30/1999       CRW Financial Inc               100%                 41.686           43.83          Janney Montgomery Scott I
 6/30/1999       Sun Energy Partners LP            2%                3218.73        2,421.73          No Investment Bank Retain
 6/30/1999       Ocal Inc                        100%                  15.59           20.11          Houlihan Lokey Howard & Z
 6/23/1999       Expert Software Inc             100%                 21.744           23.34          Piper Jaffray Inc
 6/22/1999       NSC Corp (Waste Management)     100%                  7.805           12.46          BT Alex Brown Inc
 6/18/1999       Standard Funding Corp           100%                 47.404            9.66          Ladenburg Thalmann & Co
 6/17/1999       R-B Rubber Products Inc.         70%                  8.805            6.72          Pacific Crest Securities
 6/11/1999       Treadco Inc                      49%                 63.063           45.94          Stephens Inc
  6/1/1999       Travel Ports of America Inc     100%                 63.221           36.87          McDonald Investments
 5/19/1999       Shiloh Industries Inc             8%                341.029          189.67
 5/14/1999       United Foods Inc                 63%                 49.279           12.58
 5/14/1999       Aquila Gas Pipeline Corp         18%                458.096          235.20          Petrie Parkman & Co Inc
                                                 100%                                  41.22
  5/7/1999       Parts Source Inc                100%                 26.901           10.24          Raymond James & Associate
  5/3/1999       Chyrsalis International Corp    100%                  18.55            8.19          Vector Securities Intl
  5/3/1999       Quality Semiconductor           100%                 40.106           36.03          Needham & Co Inc
 4/26/1999       Prism Solutions Inc             100%                 36.313           42.53          FAC/Equities
 4/23/1999       HoloPak Technologies Inc        100%                  8.193            9.45          Schroder & Co Inc
 4/13/1999       Mid-Iowa Financial, Newton, IA  100%                106.102           26.02          Prairie Capital Services
  4/9/1999       AG Associates Inc               100%                 38.979           34.58          Soundview Technology Grou
                                                 100%                                  38.90
  4/5/1999       Saba Petroleum Co               100%                 56.805           20.30          No Investment Bank Retain
 3/24/1999       Audits & Surveys Worldwide Inc  100%                 47.221           43.22          Allen & Co. Inc
 3/22/1999       Security Bank Corp              100%                 69.082           19.84          Scott & Stringfellow
 3/19/1999       Glenway Financial Corp          100%                 265.76           46.56          Stifel Nicolaus & Co Inc
 3/19/1999       Gene Medicine Inc               100%                  33.77           34.86          PaineWebber
 3/15/1999       Pharmhouse Corp                 100%                 34.718            9.05
 3/12/1999       Truevision Inc                  100%                  7.975           11.53          BancBoston Robertson Step
  3/9/1999       Forum Retirement Partners LP      7%                128.485           87.89
  3/4/1999       THT Inc                          54%                 14.322           13.94
  3/4/1999       COHR Inc                         52%                 29.683           41.82          Lehman Brothers
 1/26/1999       Luther Medical Products Inc     100%                 15.783           16.07
 1/22/1999       Reliance Bankshares Inc         100%                 31.364           25.23          Robert W Baird & Co Inc
 1/12/1999       Lion Brewery Inc                100%                 14.413           18.26          Tucker Anthony Inc
  1/6/1999       General Microwave Corp          100%                 20.921           22.92          Franco Lewis & Company, I
12/31/1998       Red Brick Systems Inc           100%                  26.47           33.62          Morgan Stanley & Co
12/31/1998       FemRx Inc                       100%                 20.649           21.58          Warburg Dillon Read
12/31/1998       Concentra Corp                  100%                 45.089           46.59          Volpe Brown Whelan & Co
12/29/1998       Crowley Milner & Co               0%                 63.238            4.98
12/16/1998       Peerless Group Inc              100%                 35.447           36.82          Dain Rauscher Wessels
12/15/1998       Walshire Assurance              100%                 42.346           36.65          BT Alex Brown/Wolfensohn
12/11/1998       Consilium Inc                   100%                 41.319           45.23          Broadview Associates
 12/8/1998       Consep Inc                      100%                  18.48           12.41          Pacific Crest Securities
 12/8/1998       Lab Specialists of America Inc  100%                 35.716           38.23          Jesup & Lamont Securities
11/30/1998       Capital Factors Holdings Inc     13%                739.913          221.01
11/13/1998       Golden Eagle Group Inc          100%                 35.062           30.24          No Investment Bank Retain
 11/6/1998       Gull Laboratories (Fresenius)   100%                 23.411           18.04          Wasserstein Perella Group
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                                                                                                            George K. Baum & Company

BFX Hospitality Group, Inc.

Valuation Analysis - Analysis of Selected Comparable Transactions - All M&A Transactions
------------------------------------------------------------------------------------------------------------------------------------
All M&A transactions - target sales $5 million and under last two years (cont.)

Date               Target Name                         Target Business Description    Offer                 Share Prices
Announced                                                                             Price    -------------------------------------
                                                                                   (per share) Closing   Closing   Premium   Premium
                                                                                                Price     Price     1 day    4 weeks
                                                                                                1 day    4 weeks
                                                                                               -------------------------------------
                                                                                                     prior to announcement date
7/27/2000          BFX                                                                $2.25     $1.00     $0.88      125%    157%

 11/6/1998       Carnegie Group Inc                  Operate laboratories             5.00      2.63      1.8125     90%     176%
10/30/1998       Gamma Biologicals Inc               Mnfr blood transfusion prod      5.40      2.88       4.375     88%      23%
10/26/1998       Cayenne Software Inc                Dvlp bus applications software   0.38      0.44        0.81    -14%     -54%
 10/9/1998       American Materials & Techs          Mnfr advanced composites         6.00      3.00      3.3125    100%      81%
 10/6/1998       Audio Communications Network        Pvd bus music bdcstg svcs        6.40      4.25           5     51%      28%
 9/30/1998       Liberty Technologies Inc            Mnfr, whl diagnostic devices     3.50      2.50       2.375     40%      47%
 9/11/1998       E-Z Serve Corp.                     Whl and retail gasoline          0.60      0.44         0.5     37%      20%
 8/31/1998       Newstar Media Inc                   Manufactures audio books         1.44      1.38      1.9375      5%     -26%
 8/31/1998       Personnel Management Inc            Employment agency               16.00     12.75          13     25%      23%
                                                                                                         Mean        40%      51%
                                                                                                         Median      32%      41%


------------------------------------------------------------------------------------------------------------------------------------


Date               Target Name                          % of  Enterprise  Equity Value Target Advisors
Announced                                              Shares    Value    ($mil)
                                                        Acq.    ($mil)




7/27/2000          BFX                                           $3.50     $2.50

 11/6/1998       Carnegie Group Inc                    100%      29.145     34.63      Updata Capital Inc
10/30/1998       Gamma Biologicals Inc                 100%       25.31     25.63      Dain Rauscher Wessels
10/26/1998       Cayenne Software Inc                  100%       6.596      7.99      Adams Harkness & Hill Inc
 10/9/1998       American Materials & Techs            100%       35.05     26.73      William Sword
 10/6/1998       Audio Communications Network          100%      62.047     29.27      Duff and Phelps
 9/30/1998       Liberty Technologies Inc              100%      17.306     17.63      Legg Mason Wood Walker
 9/11/1998       E-Z Serve Corp.                       100%     107.882     43.18      Donaldson, Lufkin & Jenrette
 8/31/1998       Newstar Media Inc                       0%      22.128      9.66
 8/31/1998       Personnel Management Inc              100%      37.497     34.91      George K Baum & Co





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                                                                                             George K. Baum & Company

BFX Hospitality Group, Inc.

Valuation Analysis - Analysis of Selected Comparable Transactions - Industry Specific SIC Codes/(1)/
-----------------------------------------------------------------------------------------------------------------------------------

Hotel, restaurant and hospitality M&A transactions ($50mm and under, last 2 years)

Date               Target Name                         Target Business Description    Offer                 Share Prices
Announced                                                                             Price    -------------------------------------
                                                                                   (per share) Closing   Closing   Premium   Premium
                                                                                                Price     Price     1 day    4 weeks
                                                                                                1 day    4 weeks
                                                                                               -------------------------------------
                                                                                                     prior to announcement date
7/27/2000          BFX                                                                $2.25     $1.00     $0.88      125%    157%

12/29/1999       VICORP Restaurants Inc              Own, op franchised restaurants     19.00    16.75     15.81       13%      20%
12/15/1999       Lone Star Steakhouse & Saloon       Own, operate restaurants            7.97     7.97      9.06        0%     -12%
 12/7/1999       Planet Hollywood International      Own & operate restaurants           4.50     4.00      3.31       13%      36%
 11/5/1999       Ogden Corp                          Pvd airline support services       10.00    10.38     10.06       -4%      -1%
10/19/1999       Lodgian Inc                         Own, op hotels                      4.25     4.38      4.31       -3%      -1%
10/15/1999       Interstate Hotels Corp              Own, op hotels                      4.56     3.00      2.88       52%      59%
 10/1/1999       Miami Subs Corp                     Own, op fast-food restaurants       2.07     0.31      0.31      562%     562%
 8/19/1999       Triarc Cos Inc                      Own, op fast-food restaurants      20.44    21.94     21.00       -7%      -3%
  8/9/1999       Rally's Hamburgers Inc              Own, op drive-through rests         1.06     1.03      0.56        2%      88%
  7/8/1999       Coffee People Inc (Second Cup)      Own and operate coffee shops        2.92     1.19      1.81      145%      61%
 6/10/1999       Amerihost Properties Inc            Own and operate hotels, motels      4.00     3.44      3.25       16%      23%
 5/10/1999       Signature Inns Inc                  Own and operate hotels              6.06     3.88      3.03       56%     100%
  4/5/1999       Back Bay Restaurants Group Inc      Own, op Italian restaurants        10.25     9.13      8.00       12%      28%
 3/10/1999       Players International Inc           Own, op riverboat casinos           6.04     6.00      5.63        1%       7%
 2/19/1999       Eateries Inc                        Own and operate restaurants         5.13     5.25      5.44       -2%      -6%
 2/18/1999       ExecuStay Corp                      Own and operate rooming houses     13.00    13.56     12.75       -4%       2%
11/30/1998       Miami Subs Corp                     Own, op fast-food restaurants       0.52     0.31      0.31       65%      65%
10/30/1998       Uno Restaurant Corp                 Own, op franchised restaurants      7.00     5.81      6.81       20%       3%
10/23/1998       Sunterra Corp                       Own, operate timeshare resorts      8.34     8.56      7.25       -3%      15%
 9/25/1998       Cooker Restaurant Corp              Own, operate restaurants           12.00     8.38      9.44       43%      27%
 9/25/1998       Max & Erma's Restaurant Inc         Own and operate restaurants         6.63     6.63      6.75        0%      -2%
                                                                                                         Mean          47%      51%
                                                                                                         Median        12%      20%

/(1)/ SIC Codes: 5812, 5813, 7011, 7041, 7033, 7021, 7032
------------------------------------------------------------------------------------------------------------------------------------


Date               Target Name                          % of  Enterprise  Equity Value Target Advisors
Announced                                              Shares    Value    ($mil)
                                                        Acq.    ($mil)




7/27/2000          BFX                                           $3.50     $2.50
                                                              /1/SIC Codes: 5812,5813,7011,7041,7033,7021,7032

12/29/1999       VICORP Restaurants Inc                  0%      166.55     168.02
12/15/1999       Lone Star Steakhouse & Saloon          10%      220.42     285.36
 12/7/1999       Planet Hollywood International          9%      576.75     437.50
 11/5/1999       Ogden Corp                              0%    2,472.59     494.66
10/19/1999       Lodgian Inc                             0%      984.08     119.12
10/15/1999       Interstate Hotels Corp                  0%        nm        27.65
 10/1/1999       Miami Subs Corp                       100%       58.41      56.08     Raymond James & Associates Inc.
 8/19/1999       Triarc Cos Inc                          8%    1,043.98     399.97
  8/9/1999       Rally's Hamburgers Inc                100%      103.31      35.83     Schroder & Co Inc
  7/8/1999       Coffee People Inc (Second Cup)        100%       36.15      31.36     Black & Co Inc
 6/10/1999       Amerihost Properties Inc                0%       89.46      24.27
 5/10/1999       Signature Inns Inc                    100%      140.09      41.22     McDonald Investments
  4/5/1999       Back Bay Restaurants Group Inc        100%       42.58      38.90     Schroder & Co Inc.
 3/10/1999       Players International Inc               3%      337.94     193.42
 2/19/1999       Eateries Inc                            0%        np        20.26
 2/18/1999       ExecuStay Corp                         44%      129.91     107.00
11/30/1998       Miami Subs Corp                         0%       16.35      14.02
10/30/1998       Uno Restaurant Corp                     0%      120.33      75.98
10/23/1998       Sunterra Corp                           0%      910.00     299.43
 9/25/1998       Cooker Restaurant Corp                 39%      160.24     121.91
 9/25/1998       Max & Erma's Restaurant Inc            12%       50.89      28.20




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                                                                                             George K. Baum & Company